                               POWER OF ATTORNEY

        With respect to holdings of and transactions in securities issued by
Aeva Technologies, Inc. (the "Company"), the undersigned hereby constitutes and appoints Segolene Scarborough with full power of substitution and resubstitution, to act as the undersigned's true and lawful attorney-in-fact to execute for and on behalf of the undersigned, in the undersigned's individual capacity and in the undersigned's capacity as an authorized representative of any legal entity, any statements, reports or filings with respect to the undersigned necessary or advisable in connection with any disclosure requirement promulgated under the federal or state securities laws of the United States or any other applicable regulatory body, including, without limitation, compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including, without limitation, any filings on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5 and any forms or statements required to be submitted in connection with any electronic filing), and any and all amendments to such statements, reports and filings, and any disclosure requirement promulgated under the securities laws or any similar laws or regulations of any jurisdiction whether inside or outside of the United
States, and all amendments to such statements, reports and filings, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the United States Securities and Exchange Commission or any
other applicable regulatory body, said attorney-in-fact having full power and authority to do and perform in the name of and on behalf of any of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney-in-fact shall do or cause to be done by virtue hereof.

        The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Securities Exchange Act of 1934, as amended, or other applicable securities laws.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of March, 2021.

                                        Josh Wolfe

                                        Signature: /s/ Josh Wolfe
                                                  -------------------------
                                        Print Name:  Josh Wolfe